FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2017
FINANCIAL INSTRUMENTS [Abstract]
FINANCIAL INSTRUMENTS

5.	FINANCIAL INSTRUMENTS

A.	Capital Risk Management

The Company manages its capital such that it endeavors to continue as a going concern while maximizing the return to stakeholders through the optimization of the debt and equity balance. The capital structure of the Company consists of $651.7 million (2016 - $527.3 million) of equity attributable to common shareholders, comprising of issued capital (note 11), accumulated reserves and deficit. The Company was not subject to any externally imposed capital requirements with the exception of complying with certain covenants under the credit agreement governing bank debt. The Company is in compliance with the debt covenants described in note 10 as at December 31, 2017.

B.	Fair Value Estimation

The fair value hierarchy establishes three levels to classify fair value measurements based upon the observability of significant inputs used in the valuation techniques. The three levels of the fair value hierarchy are described below:

Level 1 |  Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities. Investments in common shares and warrants held that have direct listings on an exchange are classified as Level 1.

Level 2 |  Quoted prices in markets that are not active, quoted prices for similar assets or liabilities in active markets, or inputs that are observable, either directly or indirectly, for substantially the full term of the asset or liabilities. Investments in warrants and convertible debt instruments held that are not listed on an exchange are classified as Level 2.

Level 3 |  Prices or valuation techniques that require inputs that are both significant to fair value measurement and unobservable (supported by little or no market activity).

The following table sets forth the Company's financial assets and liabilities measured at fair value on a recurring basis by level within the fair value hierarchy as at December 31, 2017 and December 31, 2016. As required by IFRS 13, assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement.

As at December 31, 2017:

In $000s	Total	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)
Short-term investments
Common shares held	$3,252	$3,252	$-	$-
Convertible debt	15,000	-	15,000	-
Long-term investments
Common shares held	$40,722	$40,722	$-	$-
Warrants	3,313	-	3,313	-
Convertible debt	16,595	-	16,595	-
	$78,882	$43,974	$34,908	$-

As at December 31, 2016:

In $000s	Total	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)
Long-term investments
Common shares held	$28,850	$28,850	$-	$-
Warrants	3,404	-	3,404	-
Convertible debt	29,039	-	29,039	-
	$61,293	$28,850	$32,443	$-

The fair value of the Company's other financial instruments which include cash and cash equivalents, trade receivables and other, and trade and other payables approximate their carrying values at December 31, 2017.

C.	Credit Risk

The Company’s credit risk is limited to cash and cash equivalents and trade receivables and other in the ordinary course of business. The Company’s trade receivables and other is subject to the credit risk of the counterparties who own and operate the mines underlying Sandstorm’s royalty portfolio. In order to mitigate its exposure to credit risk, the Company closely monitors its financial assets and maintains its cash deposits in several high-quality financial institutions. The Company’s convertible debenture due from Equinox Gold Corp. ("Equinox") is subject to Equinox’s credit risk and the Company’s ability to realize on its security.

D.	Currency Risk

Financial instruments that impact the Company’s net income (loss) or other comprehensive income (loss) due to currency fluctuations include: cash and cash equivalents, trade receivables and other, investments and trade and other payables denominated in Canadian dollars. Based on the Company's Canadian dollar denominated monetary assets and monetary liabilities at December 31, 2017 a 10% increase (decrease) of the value of the Canadian dollar relative to the United States dollar would increase (decrease) net income by $0.5 million and other comprehensive income by $2.9 million, respectively.

E.	Liquidity Risk

The Company has in place a planning and budgeting process to help determine the funds required to support the Company’s normal operating requirements on an ongoing basis. In managing liquidity risk, the Company takes into account the amount available under the Company’s Revolving Facility, anticipated cash flows from operating activities and its holding of cash and cash equivalents. As at December 31, 2017, the Company had cash and cash equivalents of $12.5 million (December 31, 2016 – $21.4 million). Sandstorm holds common shares, convertible debentures, and warrants of other companies with a combined fair market value as at December 31, 2017, of $78.9 million (December 31, 2016 – $61.3 million). The daily exchange traded volume of these shares, including the shares underlying the warrants, may not be sufficient for the Company to liquidate its position in a short period of time without potentially affecting the market value of the shares.

F.	Other Price Risk

The Company is exposed to equity price risk as a result of holding investments in other mining companies. The Company does not actively trade these investments. The equity prices of long term investments are impacted by various underlying factors including commodity prices. Based on the Company's investments held as at December 31, 2017 a 10% increase (decrease) in the equity prices of these investments would increase (decrease) net income by $1.2 million and other comprehensive income by $2.4 million.